EXECUTION COPY

Exhibit 10.17(d)

AMENDMENT No. 4 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 4 to Purchase Agreement DCT-025/2003 dated as of October 17, 2007 (“Amendment 4”) relates to the Purchase Agreement DCT-025/2003 (“Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment 4 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment 4 sets forth the further agreement between Embraer and Buyer relative to, among other things, delivery schedule modifications of Firm and Option Aircraft. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 4 and the Purchase Agreement, this Amendment 4 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month
1	[***]-05	26	[***]-07	51	[***]-11	76	[***]-13
2	[***]-05	27	[***]-07	52	[***]-11	77	[***]-13
3	[***]-05	28	[***]-07	53	[***]-11	78	[***]-13
4	[***]-05	29	[***]-07	54	[***]-11	79	[***]-13
5	[***]-05	30	[***]-07	55	[***]-11	80	[***]-13
6	[***]-05	31	[***]-08	56	[***]-11	81	[***]-14
7	[***]-05	32	[***]-08	57	[***]-11	82	[***]-14
8	[***]-05	33	[***]-08	58	[***]-11	83	[***]-14
9	[***]-06	34	[***]-08	59	[***]-12	84	[***]-14
10	[***]-06	35	[***]-08	60	[***]-12	85	[***]-14
11	[***]-06	36	[***]-08	61	[***]-12	86	[***]-14
12	[***]-06	37	[***]-09	62	[***]-12	87	[***]-14
13	[***]-06	38	[***]-09	63	[***]-12	88	[***]-14
14	[***]-06	39	[***]-09	64	[***]-12	89	[***]-14
15	[***]-06	40	[***]-09	65	[***]-12	90	[***]-14
16	[***]-06	41	[***]-09	66	[***]-12	91	[***]-14
17	[***]-06	42	[***]-09	67	[***]-12	92	[***]-14
18	[***]-06	43	[***]-10	68	[***]-12	93	[***]-15
19	[***]-06	44	[***]-10	69	[***]-13	94	[***]-15
20	[***]-06	45	[***]-10	70	[***]-13	95	[***]-15
21	[***]-06	46	[***]-10	71	[***]-13	96	[***]-15
22	[***]-06	47	[***]-10	72	[***]-13	97	[***]-15
23	[***]-06	48	[***]-10	73	[***]-13	98	[***]-15
24	[***]-07	49	[***]-10	74	[***]-13	99	[***]-15
25	[***]-07	50	[***]-10	75	[***]-13	100	[***]-15
						101	[***]-15

___________________

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 4 to Purchase Agreement DCT-025/2003	Page 1 of 5

EXECUTION COPY

Exhibit 10.17(d)

AMENDMENT No. 4 TO PURCHASE AGREEMENT DCT-025/2003

2.	OPTION AIRCRAFT
2.1	The Option Aircraft schedule delivery table in Article 21 of the Purchase Agreement shall be deleted and replaced as follows:

Group #	Option Aircraft #	Delivery Month	Group #	Option Aircraft #	Delivery Month
	[***]	[***]-09		[***]	[***]-13
[***]	[***]	[***]-09	[***]	[***]	[***]-13
	[***]	[***]-09		[***]	[***]-13
	[***]	[***]-09		[***]	[***]-13
[***]	[***]	[***]-09	[***]	[***]	[***]-13
	[***]	[***]-09		[***]	[***]-14
	[***]	[***]-09		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
[***]	[***]	[***]-13	[***]	[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
[***]	[***]	[***]-13	[***]	[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
[***]	[***]	[***]-13	[***]
	[***]	[***]-13

___________________

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Note: [***] Option Aircraft from the original 100 Option Aircraft were [***].

Amendment No. 4 to Purchase Agreement DCT-025/2003	Page 2 of 5

EXECUTION COPY

Exhibit 10.17(d)

AMENDMENT No. 4 TO PURCHASE AGREEMENT DCT-025/2003

2.2	Article 21.4 of the Purchase Agreement shall be deleted and replaced as follows:

Option Aircraft Exercise: The option to purchase the Option Aircraft shall be exercised in [***] groups of [***] group of [***] (the “Option Groups”) as indicated in the above Option Aircraft delivery table, no later than (i) [***] prior to the Contractual Delivery Month of the first Option Aircraft in each [***] (the “[***] Exercise Date”) and (ii) [***] prior to the Contractual Delivery Month of the first Option Aircraft in each remaining Option Group (the “[***] Exercise Date”). The [***] aircraft [***]Option Aircraft is[***]. Buyer shall have the right to [***] the options for any Option Aircraft in any particular Option Group.

Exercise of the option to purchase the Option Aircraft shall be accomplished by means of a written notice from Buyer delivered to Embraer by mail (return receipt requested), express delivery or facsimile.

In the event an Option Group is not exercised [***] by its [***] Exercise Date as specified in the preceding paragraph, Buyer shall [***] in such Option Group.

In the event [***] Option Groups [***], Buyer shall also [***] Option Groups.

___________________

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 4 to Purchase Agreement DCT-025/2003	Page 3 of 5

EXECUTION COPY

Exhibit 10.17(d)

AMENDMENT No. 4 TO PURCHASE AGREEMENT DCT-025/2003

3	[***]

A new Article 5.2.1 shall be inserted in the Purchase Agreement just after Article 5.2 as follows:

[***].

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 4, shall remain in full force and effect without any change.

[Signature page follows]

___________________

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 4 to Purchase Agreement DCT-025/2003	Page 4 of 5

EXECUTION COPY

Exhibit 10.17(d)

AMENDMENT No. 4 TO PURCHASE AGREEMENT DCT-025/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 4 to the Purchase Agreement to be effective as of the date first written above.

Embraer - Empresa Brasileira	JetBlue Airways Corporation
de Aeronáutica S.A.

By:	/s/ Antonio Luiz Pizarro Manso	By:	/s/ Mark D. Powers
Name:	Antonio Luiz Pizarro Manso	Name:	Mark D. Powers
Title:	Executive Vice President Corporate and CFO	Title:	Vice President Aircraft Programs and Treasurer

By:	/s/ José Luís D. Molina
Name:	José Luís D. Molina
Title:	Vice President Contracts Airline Market

Date:	October 17, 2007	Date:	October 17, 2007
Place:	São José Dos Campos, SP	Place:	Forest Hills, NY USA

Witness:	/s/ Erika L. Natali	Witness:	/s/ Adam Schless
Name:	Erika Lulai Natali	Name:	Adam Schless

Amendment No. 4 to Purchase Agreement DCT-025/2003	Page 5 of 5